UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2004

 Summus, Inc.  (USA)
 (Exact name of registrant as specified in its charter)

Florida	0-26925	65-0185306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Hannover Square Suite 600 434 Fayetteville Street Raleigh, North Carolina	27601
(Address of principal executive offices)	(Zip Code)

(919) 807-5600
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 7.     Financial Statements and Other Exhibits.

                99.1 Press Release regarding 2004 Second Quarter Results, dated August 12, 2004.

Item 12.     Results of Operations and Financial  Condition.

                On August 12, 2004 Summus, Inc. (USA) issued a press release regarding its 2004 Second Quarter Results.   A copy of the press release attached to this Current Report on Form 8-K as Exhibit 99.1

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 12, 2004	SUMMUS, INC. (USA) By: /s/ Donald T. Locke Donald T. Locke Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release regarding 2004 Second Quarter Results, dated August 12, 2004